EXHIBIT 32.1

CERTIFICATION PURSUANT
TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of WindTamer Corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission (the “10-K Report”), that:

(1) the 10-K Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the 10-K Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The undersigned has executed this Certification effective as March 30, 2009.

/s/ Gerald E. Brock
Gerald E. Brock Chief Executive Officer and Chief Financial Officer

A signed original of this Certification has been provided to WindTamer Corporation and will be retained by WindTamer Corporation and furnished to the Securities and Exchange Commission or its staff upon request.